Inventergy Appoints Stephen B. Huang

as Chief Financial Officer

CAMPBELL, Calif., June 11, 2014 — Inventergy Global, Inc. (NASDAQ: INVT) (“Inventergy”) announced today the appointment of Stephen B. Huang as Chief Financial Officer of Inventergy. Mr. Huang possesses an extensive background in finance, having held executive positions with several technology companies since 2005.

"Stephen has demonstrated his aptitude for this position at every step of his career, and has made a great early impression with Inventergy,” said Joe Beyers, Inventergy’s Chairman and CEO. “Bringing him aboard as our CFO was an important step for the company, and we are confident that we now have a strong financial team in place to deal with the complexities and opportunities of the public markets.”

Mr. Huang previously served as the CFO for publicly-traded Altair Nanotechnologies, Inc., where he worked in close collaboration with the CEO and Board of Directors to develop corporate strategies and business plans. Prior to his work with Altair, he served as the CFO at Unigen Corporation and Penguin Computing, Inc., where he was instrumental in securing debt and equity financings and led strategic initiatives in preparing the companies for IPO readiness and M&A opportunities.

"After reviewing Mr. Huang’s accomplishments, it quickly became clear that he will help us reach the level of efficiency we constantly strive for,” said Fran Barton, Chairman of Inventergy’s Audit Committee. “We look forward to a prosperous future with him at the helm of our finance function."

Mr. Huang earned a Bachelor of Business Administration in Finance and Accounting from San Francisco State University. He is on the Board of Directors of the Silicon Valley Chapter of Financial Executives International.

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About Inventergy Global, Inc.

Inventergy Global, Inc. (NASDAQ: INVT) is a Silicon Valley-based intellectual property company dedicated to identifying, acquiring and licensing the patented technologies of market-significant technology leaders. Led by IP industry pioneer and veteran Joe Beyers, the company leverages decades of corporate experience, market and technology expertise, and industry connections to assist Fortune 500 companies in leveraging the value of their innovations to achieve greater returns. For more information about Inventergy Global, visit www.inventergy.com.

Cautionary Statement Regarding Forward-Looking Statements

This press release includes “forward-looking statements” intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These statements include statements about our plans, strategies, financial performance, prospects or future events and involve known and unknown risks that are difficult to predict. As a result, our actual results, performance or achievements may differ materially from those expressed or implied by these forward-looking statements. These statements may be identified by the use of words like "anticipate", "believe", "estimate", "expect", "intend", "may", "plan", "will", "should", "seek" and similar expressions and include any projections or estimates set forth herein. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by Inventergy and our management team, are inherently uncertain. A more complete description of these risks and uncertainties can be found in our filings with the U.S. Securities and Exchange Commission. We caution you not to place undue reliance on any forward-looking statements, which are made as of the date of this press release. We undertake no obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

Contact

Investors:

Chris Camarra
Director, Investor Relations
(212) 260-0579
chris@inventergy.com

Media Contact:

Wendy Chou

CHOUmedia LLC

(718) 812-6707

wendy@choumedia.com